                                                                      Exhibit 15

                           ACKNOWLEDGMENT AND JOINDER

                          TO THE STOCKHOLDERS AGREEMENT

      This ACKNOWLEDGMENT AND JOINDER (this "Acknowledgment and Joinder") to the Stockholders Agreement, dated as of March 19, 2004 (the "Original Agreement"), by and among each of the holders of Cablevision NY Group Class B common stock ("Class B Common Stock") of Cablevision Systems Corporation, a Delaware corporation ("Cablevision"), listed on Schedule A, annexed thereto (each, a "Class B Stockholder", and collectively, the "Class B Stockholders"), is entered into as of September 5, 2004, by and among the Class B Stockholders and Charles
F. Dolan as Trustee of the Charles F. Dolan 2004 Grantor Retained Annuity Trust, under Agreement, dated as of August 2, 2004, by and between Charles F. Dolan, as Settlor, and himself, as Trustee (the "GRAT"). Capitalized terms used and not defined herein shall have the meanings given to such terms in the Original Agreement.

                              W I T N E S S E T H:

      WHEREAS, each of CFD Trust Nos. 1-6 are Class B Stockholders and parties to the Original Agreement, and John A. MacPherson ("MacPherson") is a signatory as a Trustee on behalf of each of CFD Trust Nos. 1-6 to the Original Agreement;

      WHEREAS, by Appointment by John MacPherson of Successor Trustees for CFD Trusts Nos. 1-6 and 10, dated March 10, 1994, MacPherson designated the following individuals as respective successor Trustees to CFD Trust Nos. 1-6 (the "Successor Trustees") to act if, for any reason, MacPherson ceased to act as Trustee of such trust

     Trust                                Successor Trustees
     ----                                 ------------------
CFD Trust No. 1                     Kathleen M. Dolan and Paul J. Dolan
CFD Trust No. 2                     Deborah A. Dolan and Mary Dolan
CFD Trust No. 3                     Marianne Dolan Weber and Matt Dolan
CFD Trust No. 4                     Patrick F. Dolan and Mary Dolan
CFD Trust No. 5                     Thomas C. Dolan and Matt Dolan
CFD Trust No. 6                     James L. Dolan and Paul J. Dolan;

      WHEREAS, as a result of his ill health, MacPherson ceased to act as Trustee of CFD Trust Nos. 1-6 and, pursuant to the Acceptance of Appointment of Successor Trustees, dated as of June 30, 2004, each of the Successor Trustees listed above accepted his or her appointment as a successor Trustee of CFD Trust Nos. 1-6, subject to the conditions set forth therein;

      WHEREAS, the Class B Stockholders wish to acknowledge that MacPherson is no longer a signatory as a Trustee of each of CFD Trust Nos. 1-6 and to acknowledge that each of the Successor Trustees are signatories to the Original Agreement, in their respective capacities as Trustees of CFD Trust Nos. 1-6;

      WHEREAS, on August 2, 2004, Charles F. Dolan, a Class B Stockholder, contributed 5,500,000 of his shares of Class B Stock Common Stock to the GRAT;

      WHEREAS, the agreement establishing the GRAT provides, in part, that the Trustee of the GRAT (the "GRAT Trustee") may enter into this Agreement on behalf of the GRAT, and such GRAT Trustee has been duly authorized, on behalf of the GRAT, to enter into, execute and deliver this Acknowledgment and Joinder and perform all of the obligations contained herein and in the Original Agreement, including, without limitation, those provisions with respect to the voting of shares of Class B Common Stock;

      WHEREAS, the Class B Stockholders wish to acknowledge and reflect the addition of the GRAT as a Class B Stockholder to the Original Agreement as if the GRAT were an original Class B Stockholder named therein; and

      WHEREAS, the GRAT Trustee wishes to be added as a Class B Stockholder to the Original Agreement as if it were an original Class B Stockholder named therein.

      NOW THEREFORE, in consideration of the premises and of the mutual promises and agreement contained herein, the parties hereto, agree as follows:

      Section 1. Acknowledgment of Successor Trustees. The Class B Stockholders hereby acknowledge that each of the Successor Trustees respectively have become Trustees of CFD Trust Nos. 1-6 as listed in the recitals above, and as such, shall be signatories to the Original Agreement in their respective capacities as Trustees on behalf of CFD Trust Nos. 1-6.

      Section 2. Acknowledgment and Agreement by the GRAT. The GRAT Trustee, on behalf of the GRAT, acknowledges receipt of, and having read, the Original Agreement. The GRAT Trustee, on behalf of the GRAT, hereby accepts and agrees to be bound by, and further covenants and agrees that it and the GRAT will comply with, all of the terms and conditions of the Original Agreement (as the same may be amended from time to time), as if the GRAT were an original Class B Stockholder party thereto.

      Section 3. Agreement by the Class B Stockholders. The Class B Stockholders hereby accept the GRAT as a party to the Original Agreement as if the GRAT were an original Class B Stockholder under the Original Agreement.

      Section 4. Amendments to Schedules. Schedules A and B to the Original Agreement are hereby amended and restated respectively in the form of Schedules A and B attached hereto.

      Section 5. Original Agreement Ratified. The Original Agreement is in all respects ratified and confirmed,and this Acknowledgment and Joinder shall be deemed part of the Original Agreement in the manner and to the extent herein and therein provided.

      Section 6. Governing Law. This Acknowledgment and Joinder shall be governed and construed according to the laws of the State of New York, without regard to its rules for conflicts of laws.

      Section 7. Counterparts; Section Headings. This Acknowledgment and Joinder may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together can constitute one and the same instrument. The headings and titles herein are for convenience of reference only and are to be ignored in any construction of the provisions hereof.

                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, this Acknowledgment and Joinder has been executed by each of the parties hereto, and shall be effective as of the date first above written.

                                       /s/ Charles F. Dolan
                                     ------------------------------------------
                                     CHARLES F. DOLAN, individually, and as
                                     Trustee of the Charles F. Dolan 2004
                                     Grantor Retained Annuity Trust

                                     DOLAN FAMILY LLC

                                     By   /s/ Edward C. Atwood
                                       ----------------------------------------
                                       Name:  Edward C. Atwood
                                       Title: Manager

                                       /s/ Kathleen M. Dolan
                                     -------------------------------------------
                                     KATHLEEN M. DOLAN, individually, and as a
                                     Trustee of the Dolan Descendants Trust,
                                     the Dolan Grandchildren Trust,
                                     the Dolan Spouse Trust, the Dolan Progeny
                                     Trust, the D.C. Kathleen Trust and CFD
                                     Trust No. 1

                                       /s/ Deborah A. Dolan-Sweeney
                                     -------------------------------------------
                                     DEBORAH A. DOLAN-SWEENEY, individually,
                                     and as a Trustee of the Dolan Descendants
                                     Trust, the Dolan Grandchildren Trust,
                                     the Dolan Spouse Trust, the Dolan Progeny
                                     Trust, the D.C. Deborah Trust and CFD
                                     Trust No. 2

                                       /s/ Marianne Dolan Weber
                                     -------------------------------------------
                                     MARIANNE DOLAN WEBER, individually, and
                                     as a Trustee of the Dolan Descendants Trust
                                     ,the Dolan Grandchildren Trust,
                                     the Dolan Spouse Trust, the Dolan Progeny
                                     Trust, the D.C. Marianne Trust and CFD
                                     Trust No. 3

                                       /s/ Patrick F. Dolan
                                     ------------------------------------------
                                     PATRICK F. DOLAN, individually, and as a
                                     Trustee of the D.C. Patrick Trust, the Tara
                                     Dolan 1989 Trust and CFD Trust No. 4

                                       /s/ Thomas C. Dolan
                                     -------------------------------------------
                                     THOMAS C. DOLAN, individually, and as a
                                     Trustee of the D.C. Thomas Trust and CFD
                                     Trust No. 5

                                       /s/ Paul J. Dolan
                                     -------------------------------------------
                                     PAUL J. DOLAN, not individually, but solely
                                     as a Trustee of Dolan Descendants Trust,
                                     the Dolan Grandchildren Trust,
                                     the Dolan Spouse Trust, the Dolan Progeny
                                     Trust, the D.C. Kathleen Trust, the D.C.
                                     James Trust, the CFD Trust # 10 and CFD
                                     Trust Nos. 1 and 6

                                       /s/ Mary S. Dolan
                                     -------------------------------------------
                                     MARY S. DOLAN, not individually, but solely
                                     as a Trustee of the D.C. Deborah Trust, the
                                     D.C. Patrick Trust, and CFD Trust Nos. 2
                                     and 4

                                       /s/ Matthew J. Dolan
                                     -------------------------------------------
                                     MATTHEW J. DOLAN, not individually, but
                                     solely as a Trustee of the D.C. Marianne
                                     Trust, the D.C. Thomas Trust, and CFD
                                     Trust Nos. 3 and 5

                                       /s/ Lawrence J. Dolan
                                     -------------------------------------------
                                     LAWRENCE J. DOLAN, not individually, but
                                     solely as a Trustee of the Charles F. Dolan
                                     2001 Family Trust

                                       /s/ Helen A. Dolan
                                     -------------------------------------------
                                     HELEN A. DOLAN, individually, and as a
                                     Trustee of the Charles F. Dolan 2001 Family
                                     Trust

                                   SCHEDULE A

                 STOCKHOLDER                                     SHARES OF CLASS B COMMON STOCK
----------------------------------------------                   ------------------------------
Charles F. Dolan                                                           24,991,398

Dolan Family LLC                                                            7,977,325

Dolan Descendants Trust                                                        37,493
         Trustees: Kathleen M. Dolan
                    Deborah A. Dolan-Sweeney
                    Marianne Dolan Weber
                    Paul J. Dolan

Dolan Progeny Trust                                                            19,145
         Trustees: Kathleen M. Dolan
                    Deborah A. Dolan-Sweeney
                    Marianne Dolan Weber
                    Paul J. Dolan

Dolan Grandchildren Trust                                                      26,325
         Trustees: Kathleen M. Dolan
                    Deborah A. Dolan-Sweeney
                    Marianne Dolan Weber
                    Paul J. Dolan

Dolan Spouse Trust                                                              3,637
         Trustees: Kathleen M. Dolan
                    Deborah A. Dolan-Sweeney
                    Marianne Dolan Weber
                    Paul J. Dolan

D.C. Kathleen Trust                                                         1,934,443
         Trustees: Kathleen M. Dolan
                    Paul J. Dolan

D.C. Deborah Trust                                                          1,934,443
         Trustees: Deborah A. Dolan-Sweeney
                    Mary S. Dolan

                 STOCKHOLDER                                     SHARES OF CLASS B COMMON STOCK
----------------------------------------------                   ------------------------------
D.C. Marianne Trust                                                         1,878,085
         Trustees: Marianne Dolan Weber
                    Matthew J. Dolan

D.C. Patrick Trust                                                          1,878,085
         Trustees: Patrick F. Dolan
                    Mary S. Dolan

D.C. Thomas Trust                                                           1,934,443
         Trustees: Thomas C. Dolan
                    Matthew J. Dolan

D.C. James Trust                                                            1,934,443
         Trustees: James L. Dolan
                    Paul J. Dolan

CFD Trust No. 1                                                             1,741,481
         Trustees: Kathleen M. Dolan
                    Paul J. Dolan

CFD Trust No. 2                                                             1,741,481
         Trustees: Deborah A. Dolan-Sweeney
                    Mary Dolan

CFD Trust No. 3                                                             1,685,123
         Trustees: Marianne Dolan Weber
                    Matt Dolan

CFD Trust No. 4                                                             1,665,978
         Trustees: Patrick F. Dolan
                    Mary Dolan

CFD Trust No. 5                                                             1,773,391
         Trustees: Thomas C. Dolan
                    Matt Dolan

CFD Trust No. 6                                                             1,773,391
         Trustees: James L. Dolan
                    Paul J. Dolan

CFD Trust # 10                                                                596,423

                 STOCKHOLDER                                     SHARES OF CLASS B COMMON STOCK
----------------------------------------------                   ------------------------------
         Trustee: Paul J. Dolan

Tara Dolan 1989 Trust                                                          60,627
         Trustee: Patrick F. Dolan

Marissa Waller 1989 Trust                                                      60,627
         Trustee: James L. Dolan

Charles Dolan 1989 Trust                                                       60,627
         Trustee: James L. Dolan

Ryan Dolan 1989 Trust                                                          60,627
         Trustee: James L. Dolan

Charles F. Dolan 2001 Family Trust                                          5,945,196
         Trustees: Helen A. Dolan
                    Lawrence J. Dolan

Charles F. Dolan 2004 Grantor Retained Annuity                              5,500,000
Trust
         Trustee: Charles F. Dolan

                                   SCHEDULE B

          CLASS B STOCKHOLDER                               ADDRESS FOR NOTICES
---------------------------------------              ---------------------------------
Charles F. Dolan                                     119 Cove Neck Road
                                                     Oyster Bay, New York 11771

Dolan Family LLC                                     c/o Dolan Family Office
Dolan Descendants Trust                              340 Crossways Park Drive
Dolan Progeny Trust                                  Woodbury, New York  11797
Dolan Grandchildren Trust                            Attention: William A. Frewin, Jr.
Dolan Spouse Trust
D.C. Kathleen Trust
D.C. Deborah Trust
D.C. Marianne Trust
D.C. Patrick Trust
D.C. Thomas Trust
D.C. James Trust
CFD Trust No. 1
CFD Trust No. 2
CFD Trust No. 3
CFD Trust No. 4
CFD Trust No. 5
CFD Trust No. 6
CFD Trust # 10
Tara Dolan 1989 Trust
Marissa Waller 1989 Trust
Charles Dolan 1989 Trust
Ryan Dolan 1989 Trust
Charles F. Dolan 2001 Family Trust
Charles F. Dolan 2004 Grantor Retained
   Annuity Trust

         MEMBER                                                 ADDRESS FOR NOTICES
------------------------                                -----------------------------------
Kathleen M. Dolan                                       65 Central Street
                                                        Woodstock, Vermont 05091

Deborah A. Dolan-Sweeney                                59 Harbor Road
                                                        Oyster Bay, New York 11771

Marianne Dolan Weber                                    33 Southard Avenue
                                                        Rockville Centre, New York 11570

Patrick F. Dolan                                        4 Smugglers Lane
                                                        Lloyd Harbor, New York 11743

Thomas C. Dolan                                         c/o Cablevision Systems Corporation
                                                        1111 Stewart Avenue
                                                        Bethpage, NY  11714

James L. Dolan                                          125 Cove Neck Road
                                                        Oyster Bay, New York 11771